UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 4, 2008

ARCTIC CAT INC.

(Exact name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction

of Incorporation)

0-18607	41-1443470
(Commission	(I.R.S. Employer
File Number)	Identification No.)

601 Brooks Avenue South

Thief River Falls, Minnesota	56701
(Address of Principal Executive Offices)	(Zip Code)

(218)-681-8558

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 4, 2008, the registrant issued a press release revising its sales and earnings outlook for its third fiscal quarter ended December 31, 2007 and its full fiscal year ending March 31, 2008 and announcing a $10 million share repurchase authorization.  The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item. 9.01.  Financial Statements and Exhibits.

                (d)  Exhibits.

                                                                                                                                                99.1  Press release issued on January 4, 2008 revising the Registrant’s sales and earnings outlook for the third fiscal quarter ended December 31, 2007 and full fiscal year ending March 31, 2008 and announcing a $10 million share repurchase authorization.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARCTIC CAT INC.

By	/s/ Timothy C. Delmore
Timothy C. Delmore,
Chief Financial Officer

Dated: January 4, 2008

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description
99.1

Press release issued on January 4, 2008 revising the Registrant’s sales and earnings outlook for the third fiscal quarter ended December 31, 2007 and full fiscal year ending March 31, 2008 and announcing a $10 million share repurchase authorization.